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                              SECOND SUPPLEMENTAL
                        POOLING AND SERVICING AGREEMENT

                        dated as of September 22, 1997

                                     among


                   WISCONSIN CIRCLE II FUNDING CORPORATION,
                                 as Transferor,


                             HCFP FUNDING II, INC.
                                  as Servicer,



                                      and

               U.S. BANK NATIONAL ASSOCIATION (formerly known as
                       First Bank National Association),
                                  as Trustee

                  Supplementing and Amending the Pooling and Servicing Agreement dated as of June 27, 1997, as supplemented by the
              First Supplemental Pooling and Servicing Agreement
                         dated as of August 21, 1997,
              Among Wisconsin Circle II Funding Corporation, HCFP
             Funding II, Inc. and First Bank National Association


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

        This SECOND SUPPLEMENTAL POOLING AND SERVICING AGREEMENT, dated as of September 22, 1997 (this "Second Supplemental Agreement"), is made among WISCONSIN CIRCLE II FUNDING CORPORATION, a Delaware corporation ("Transferor"), HCFP FUNDING II, INC., a Delaware corporation, in its capacity as initial Servicer hereunder ("Servicer"), and U.S. BANK NATIONAL ASSOCIATION (formerly known as First Bank National Association), a national banking association ("Trustee"), and supplements and amends that certain Pooling and Servicing Agreement dated as of June 27, 1997 (the "Original Agreement"), as supplemented by the First Supplemental Pooling and Servicing Agreement dated as of August 21, 1997, among Transferor, Servicer and Trustee.

                                   ARTICLE I
                                  DEFINITIONS

        SECTION 1.1  Definitions. Capitalized terms used in this Agreement have
                     -----------
the meanings that Appendix A to the Original Agreement assigns to them, and this
                  ----------
Agreement shall be interpreted in accordance with Part B of Appendix A to the
                                                            ----------
Original Agreement.

        SECTION 2.1  Amendment to Section 4.4(b) of Original Agreement. Section
                     -------------------------------------------------
4.4(b) of the Original Agreement is hereby amended to read as follows:

        "Interest on the Class A Invested Amount shall accrue during a Distribution Period at a rate per annum equal to LIBOR as in effect on the last Distribution Date occurring prior to commencement of such Distribution Period, plus the Class A Certificate Spread."

        SECTION 2.2  Amendment to Appendix A to the Original Agreement. The
                     -------------------------------------------------
following definitions appearing in Appendix A to the Original Agreement shall be amended to read as follows:

        "Distribution Period" means initially, the period from and including the Closing Date to and including the last day of such month and thereafter means the period from and including the first day of the month preceding the current Distribution Date to and including the last day of such month, whether or not such days are Business Days.

        "LIBOR" means the per annum interest rate determined by the Required Person equal to the rate offered for one month deposits in US dollars in the London interbank maker which appears on Telerate Page 3750 or such other page as may replace Page 3750 on that service or such other service or services as may be nominated by the British Bankers Association for the purposes of displaying such rate (collectively, "Telerate page 3750") as of 9:00 A.M. New York City time on the day which is two Business Days prior to the Closing Date and each subsequent Distribution Date; provided, that in the event that more than one such
                           --------
        rate is provided, the arithmetic mean of such rates shall apply, and in the event that no such rate is published, then LIBOR shall be determined from such comparable financial reporting company as the Required Person in its discretion shall determine.

"Unpaid Balance" of any Receivable means at any time the unpaid amount thereof (excluding (i) interest accrued for the period after the due date of such Receivable, (ii) related service charges and other reimbursable amounts, and
(iii) any fees charged by the Seller, Buyer or Guarantor in excess of two percent (2%)) all as may be shown in the books of Servicer at such time."

        SECTION 2.3.  Effective Date. The amendments contained in this article
                      --------------
shall be effective immediately.




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


        IN WITNESS WHEREOF, Transferor, Servicer and Trustee have caused this Second Supplemental Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                WISCONSIN CIRCLE II FUNDING
                                CORPORATION, as Transferor

                                By:    /s/ Steven M. Curwin
                                       ---------------------
                                Name:  Steven M. Curwin
                                       ---------------------
                                Title: Senior Vice President
                                       ---------------------

                                Address:   2 Wisconsin Circle
                                           Suite 320
                                           Chevy Chase, Maryland 20815

                                Attention: President
                                Telephone: (301) 664-9827
                                Facsimile: (301) 664-9860


                                HCFP FUNDING II, INC., as Servicer

                                By:    /s/ Steven M. Curwin
                                       ---------------------
                                Name:  Steven M. Curwin
                                       ---------------------
                                Title: Senior Vice President
                                       ---------------------

                                Address:   2 Wisconsin Circle
                                           Suite 320
                                           Chevy Chase, Maryland 20815

                                Attention: President
                                Telephone: (301) 664-9827
                                Facsimile: (301) 664-9860



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

                                       U.S. BANK NATIONAL ASSOCIATION,
                                       as Trustee

                                       By:        /s/ Ward A. Spooner
                                                  --------------------------
                                       Name:      WARD A. SPOONER
                                                  --------------------------
                                       Title:     Vice President
                                                  --------------------------

                                       Address:   100 Wall Street
                                                  Suite 1600
                                                  New York, New York, 10005
                                       Attention: Corporate Trust Department
                                       Telephone: (212) 361-2525
                                       Facsimile: (212) 809-5459


CONSENTED AND AGREED TO BY: CREDIT SUISSE FIRST BOSTON
                            MORTGAGE CAPITAL, LLC

                           By
                             ----------------------------------------------
                                   Vice President



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